CASH WAIVER & OPTION TERMINATION AGREEMENT

THIS AGREEMENT (this “Agreement”) dated effective as of April 10, 2009 (the “Effective Date”), is entered into between PROTALEX, INC., a Delaware corporation (the “Company”), having a place of business at 145 Union Square Drive, New Hope, Pennsylvania 18938, and the Board Member of the Company whose signature appears below.

RECITALS

A.           The Company has an agreement with its Chairman, Kirk Raab, to pay $12,500 per month as a director fee as well as agreements with Carleton A. Holstrom, Eugene A. Bauer, MD. Peter G. Tombros, Frank Dougherty and Thomas Stagnaro to pay each of them $1,667 per month on a quarterly basis payable in arrears as a director fee (each fee a “Cash Director Fees”) (and Raab, Holstrom, Bauer,Tombros, Dougherty and Stagnaro, each a  “Director”) .

B.           The Company has issued to each Director for their services as Directors of this Company stock options to purchase those number of shares of the Company’s Common as set forth below (each “Stock Options”):

Bauer, Eugene	325,000
Dougherty, Frank	290,000
Holstrom, Carleton	325,000
Raab, G Kirk	864,333
Stagnaro, Thomas	490,000
Tombros, Peter	300,000

AGREEMENT
NOW, THEREFORE, for good and valuable consideration, including but not limited to each party’s execution hereof, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.           The undersigned Director hereby waives any and all accrued but unpaid Cash Director Fees commencing February 1, 2009, and agrees that as of the Effective Date all such Cash Director Fees shall cease to accrue such that the Company as of the Effective Date shall have no existing or future obligations to pay the undersigned Director any Cash Director Fees.

2.           The undersigned hereby cancels and terminates its Stock Options.

3.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Venue for all purposes herein shall be in the state and federal courts within the State of Delaware.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

PROTALEX, INC., a Delaware corporation

By:
MARC ROSE, Chief Financial Officer

DIRECTOR:

(Print Name)

(Signature)